EXHIBIT 99.1

TELEPHONE 713-659-8300	PRESSLER PETROLEUM CONSULTANTS, INC. 500 DALLAS, SUITE 2920 HOUSTON, TEXAS 77002 www.presslerconsultants.com	FACSIMILE 713-659-6909

March 29, 2012

Mr. Stephen C. Larkin, CFO
Bayou City Exploration, Inc.
632 Adams Street, Suite 700
Bowling Green, Ky. 42101

RE:	Bayou City Exploration, Inc. Evaluation of Proved Oil and Gas Assets As of December 31, 2011

Dear Mr. Larkin:

Pursuant to your request, Pressler Petroleum Consultants, Inc. (Pressler) has estimated proved reserves and prepared a projection of future production and cash flow attributable to certain oil and gas interests owned by Bayou City Exploration, Inc. (Bayou City). Projections of the reserves and cash flow to the evaluated interests were based on applicable economic parameters and operating conditions pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC). It is the understanding of Pressler that the purpose of this evaluation is for year-end financial reporting.

The properties evaluated are located in the Gulf Coast Area of South Texas and Cameron Parish, Louisiana. As of December 31, 2011 the properties consist of interests in a total of 8 active oil and gas wells, 7 producing and 1 drilled and completed and waiting to be tied into the sales pipeline. All properties were evaluated by Pressler along with their associated total proved net reserves and values effective December 31, 2011. It is the understanding of Pressler that the reserves contained herein represent 100% of Bayou City's reserves as of the effective date of this report.

Oil and gas reserves were evaluated for the proved developed producing (PDP) and proved developed nonproducing (PDNP). The summary classification of total proved reserves combines all of the above categories.

All data utilized in the preparation of this report with respect to interests, oil and gas prices, operating expenses, investments and current operating conditions were provided by Bayou City.

Data obtained after the effective date of the report, but prior to the completion of the report, were used and the data was applied consistently. The reserves category assignments reflect the status of the wells as of the effective date. All production data were provided by Bayou City. It should be emphasized that revisions to the projection of reserves and economics included in this report may be required if the provided data are revised for any reason. No inspection of the properties was made as this was not considered to be within the scope of this evaluation.

Oil reserves are expressed in United States (U.S.) barrels of 42 U.S. gallons. Gas volumes are expressed in thousands of standard cubic feet (Mcf) at the official temperature and pressure base of the areas in which the gas reserves are located.

The ownership interests and property identification were accepted as provided by Bayou City and incorporated into our analysis. We were provided with updated Lease Operating Statements and Check Stubs with which we calculated price differentials and operating costs. Additionally, we obtained performance information from Bayou City and Coastal Plains Exploration, the operator of the subject properties. We projected the future production performance for each well using the provided production data, as well as the provided accounting data and ownership interests to generate future net reserves and cash flows. The results of these calculations are summarized below:

Estimated Oil and Gas Reserves and Future Net Revenue
As of December 31, 2011
Net to Bayou City Exploration, Inc.

Reserve Category	Net Oil ( Bbls )	Net Gas ( MCF )	Undiscounted FNR, $	FNR Discounted at 10%, $

Producing (PDP)	640	10,038	55,879	52,437

Non Producing (PDNP-BP	0	2,936	9,576	8,421

Total Proved	640	12,975	65,455	60,857

Included in this report is a one-line summary, and individual well estimated production and cash flow projections.

COMMODITY PRICE

As specified by the SEC regulations, when calculating economic producibility, the base product price must be the 12-month average price, calculated as the un-weighted arithmetic average of the first-day-of-the-month price for each month within the prior 12-month period. The benchmark base prices used for this evaluation were $96.19 per barrel of oil for West Texas Intermediate oil at Cushing, OK, and $4.118 per Million British thermal units (MMBtu) for natural gas at Henry Hub, La. The oil and gas prices were adjusted on each well based on deductions such as quality, energy content, and basis differential, as appropriate. Prices for oil and natural gas were held constant throughout the remaining life of the properties.

No attempt has been made to account for oil and gas price fluctuations that have occurred in the market subsequent to the effective date of this report. It should be emphasized that with current economic uncertainties, fluctuations in market conditions could significantly change the economics in this report.

OPERATING EXPENSE

Operating expenses were provided by Bayou City. The evaluation utilized up to twelve months of operating expense records depending upon when the wells were completed. Detailed joint interest billing statements were provided and reviewed. For new and developing properties where data were unavailable, operating expenses were estimated based on analogy with similar properties. Operating costs were held constant for the life of the properties. Standard state severance taxes have been deducted as appropriate.

This report includes only cost and revenues which were provided by Bayou City that are directly attributable to the individual leases and areas. All capital costs, workover costs, or operating costs have been deducted as applicable. These costs were supplied by Bayou City. No adjustments were made to account for the potential effect of inflation on these costs.

ENVIRONMENTAL & REGULATORY

The wells evaluated herein, which Bayou City owns an interest, may be subject to various levels of governmental controls and regulations. These controls and regulations may include matters relating to land tenure, drilling, production practices, environmental protection, marketing and pricing policies, and various taxes and are subject to change from time to time. Such changes in governmental regulations and policies may cause volumes of reserves actually recovered and amounts of income actually received to differ significantly from the estimated quantities in this report.

No consideration was given in this report to potential environmental liabilities that may exist concerning the properties evaluated. There are no costs included in this evaluation for potential liability for restoration and to clean up damages, if any, caused by past or future operating practices.

RESERVE ESTIMATES

The estimates of reserves obtained in this report were determined by accepted industry methods and in accordance with the attached Definitions of Oil and Gas Reserves. Methods utilized in this report include extrapolation of historical production trends and analogy to similar producing properties.Pressler believes the assumptions, data, methods and procedures utilized in this report are appropriate for the purpose served by this report, and that it utilized all methods and procedures it considered necessary to prepare this report.

There are significant uncertainties in estimating reserves, future rates of production, and the timing and amount of future costs. Oil and gas reserves estimates must be recognized as a subjective process that cannot be measured in an exact way and estimates of others may differ materially from those of Pressler. Production data subsequent to the date of these estimates may warrant revisions of such estimates. Accordingly, reserves estimates are often different from the quantities of oil and gas that are ultimately recovered.

Pressler is an independent petroleum consulting firm founded in 1985 and does not own any interests in the oil and gas properties covered by this report or this evaluation. No employee, officer, or director of Pressler is an employee, officer, or director of Bayou City. Neither the employment of nor the compensation received by Pressler is contingent upon the values assigned to the properties covered by the report or this evaluation.

This report should be considered in its entirety and should not be used for any purpose other than that outlined herein without the express written consent of an officer of Pressler.

SUMMARY

The estimates of reserves obtained in this report were determined by accepted industry methods and in accordance with the attached Definitions of Oil and Gas Reserves. There are significant uncertainties in estimating reserves, future rates of production, and the timing and amount of future costs. The professional qualifications of the petroleum consultants responsible for the evaluation of the reserves and economics information contained in this report meet the standards of Reserves Estimator as defined in the "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" as promulgated by the Society of Petroleum Engineers.

Thank you for the opportunity to prepare this evaluation. Should you have any questions concerning the report, please do not hesitate to contact us.

Yours truly, PRESSLER PETROLEUM CONSULTANTS, INC. Firm Registration No. 7807 By: /s/ Keith Ries Keith Ries, E.I.T. /s/ Stan Valdez Stan Valdez, P.E. TBPE No. 110367

Professional Qualifications
Stan S. Valdez, P.E.

I, Stan S. Valdez, am the primary technical person responsible for the resulting estimate of reserves and associated cash flow and economics presented herein on behalf of Pressler Petroleum Consultants, Inc. (Pressler) to Bayou City Exploration, Inc. I have a Bachelor of Science degree in Petroleum Engineering from Texas A&M University.

I am a qualified Reserves Estimator as set forth in the "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" promulgated by the Society of Petroleum Engineers. This qualification is based on more than 16 years of practical experience in the estimation and evaluation of petroleum reserves, as well as continuing education concerning the estimating and auditing of oil and gas reserves.

I am a registered Professional Engineer in the state of Texas (TBPE # 110367).

Professional Qualifications
Keith A. Ries, E.I.T.

I, Keith A. Ries, am a qualified Reserves Estimator as set forth in the "Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information" promulgated by the Society of Petroleum Engineers. This qualification is based on more than 3 years of practical experience in the estimation and evaluation of petroleum reserves, as well as continuing education concerning the estimating and auditing of oil and gas reserves. I have a Bachelor of Science degree in Petroleum Engineering from The University of Texas at Austin.

ESTIMATED RESERVES AND
FUTURE NET REVENUES
As of December 31, 2011

NET TO
BAYOU CITY EXPLORATION, INC.

SEC PRICING

Pressler Petroleum Consultants, Inc.

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROPERTIES
Reserve & Economic Summary
As of December 31, 2011

Res Cat/ Lease Name	Gross Oil MBO	Gross Gas MMCF	Net Oil MBO	Net Gas MMCF	Gross Rewnue $M	Operating Expenses $M	Total Invest. $M	Undisc. FNR	Disc 10 % Net Income $M
RSV_CAT1 = 1PDP

ROOKE B 1	1.97	94.43	0.14	6.55	39.84	11.40	0.00	25.07	24.29
GARCITAS CREEK UNIT 1	1.10	0.00	0.09	0.00	8.31	6.70	0.00	1.07	1.06
CHAPMAN 75-1	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
ROOKE 2	3.04	0.00	0.21	0.00	19.35	10.34	0.00	7.76	7.46
MILLER A	0.00	63.06	0.00	0.41	2.19	0.66	0.00	1.33	1.26
9000 RA SUA; DEALA THERIOT	11.37	165.95	0.20	2.92	31.04	7.67	0.00	20.20	17.94
WELLS 2	1.27	81.66	0.00	0.16	1.10	0.56	0.00	0.45	0.42

Subtotal PDP:	18.75	405.11	0.64	10.04	101.83	37.32	0.00	55.88	52.44

RSV_CAT1 = 2PDNP

MERMENTAU MIN & LAND CO 13	0.00	815.69	0.00	2.94	12.71	2.59	0.00	9.58	8.42

Subtotal PDNP:	0.00	815.69	0.00	2.94	12.71	2.59	0.00	9.58	8.42

Grand Total All Reserves :	18.75	1220.80	0.64	12.97	114.54	39.91	0.00	65.46	60.86

LITTLE CHENIERE
9000 RA SUA;DEALA THERIOT,
Cameron , LA
1PDP

DATE : 03/21/2012
TIME : 16:51:41
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	4.623	68.438	0.081	1.205	91.890	4.328	7.479	5.214	12.693
12-2013	3.127	45.787	0.055	0.806	91.890	4.328	5.059	3.489	8.547
12-2014	1.900	27.440	0.033	0.483	91.890	4.328	3.074	2.091	5.165
12-2015	1.158	16.445	0.020	0.289	91.890	4.328	1.873	1.253	3.126
12-2016	0.561	7.843	0.010	0.138	91.890	4.328	0.908	0.598	1.506
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	11.370	165.953	0.200	2.921	91.890	4.328	18.393	12.644	31.037
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	11.370	165.953	0.200	2.921	91.890	4.328	18.393	12.644	31.037

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.233	1.055	1.683	0.000	0.000	0.000	9.722	9.722	9.271
12-2013	0.157	0.713	1.694	0.000	0.000	0.000	5.983	15.706	14.485
12-2014	0.095	0.433	1.604	0.000	0.000	0.000	3.033	18.739	16.890
12-2015	0.057	0.263	1.551	0.000	0.000	0.000	1.255	19.993	17.797
12-2016	0.028	0.127	1.141	0.000	0.000	0.000	0.210	20.203	17.937
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.569	2.591	7.673	0.000	0.000	0.000	20.203	20.203	17.937
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	20.203	17.937
TOTAL	0.569	2.591	7.673	0.000	0.000	0.000	20.203	20.203	17.937

	OIL	GAS
GROSS WELLS	1.0	0.0
GROSS ULT., MB & MMF	12.375	182.481
GROSS CUM., MB & MMF	1.005	16.528
GROSS RES., MB & MMF	11.370	165.953
NET RES., MB & MMF	0.200	2.921
NET REVENUE, M$	18.393	12.644
INITIAL PRICE, $	91.890	4.328
INITIAL N.I., PCT.	1.760	1.760

LIFE, YRS.	4.75
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	2.450

P.W. %	P.W., M$
5.00	18.990
8.00	18.341
9.00	18.136
10.00	17.937
12.00	17.554
15.00	17.015
20.00	16.202
30.00	14.834
50.00	12.815
100.00	9.915

PRESSLER

CHAPMAN RANCH (MIOCENE CONS.)
CHAPMAN , 75-1
Nueces , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012									
12-2013									
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012									
12-2013									
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	0.000	208.686
GROSS CUM., MB & MMF	0.000	208.686
GROSS RES., MB & MMF	0.000	0.000
NET RES., MB & MMF	0.000	0.000
NET REVENUE, M$	0.000	0.000
INITIAL PRICE, $	0.000	3.768
INITIAL N.I., PCT.	0.000	5.840

LIFE, YRS.	0.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	0.00
INITIAL W.I., PCT.	8.000

P.W. %	P.W., M$
5.00	0.000
8.00	0.000
9.00	0.000
10.00	0.000
12.00	0.000
15.00	0.000
20.00	0.000
30.00	0.000
50.00	0.000
100.00	0.000

PRESSLER

KEERAN, EAST (7200)
GARCITAS CREEK UNIT , 1
Victoria , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	1.103	0.000	0.091	0.000	91.770	0.000	8.311	0.000	8.311
12-2013									
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	1.103	0.000	0.091	0.000	91.770	0.000	8.311	0.000	8.311
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	1.103	0.000	0.091	0.000	91.770	0.000	8.311	0.000	8.311

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.159	0.382	6.698	0.000	0.000	0.000	1.073	1.073	1.061
12-2013									
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.159	0.382	6.698	0.000	0.000	0.000	1.073	1.073	1.061
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	1.073	1.061
TOTAL	0.159	0.382	6.698	0.000	0.000	0.000	1.073	1.073	1.061

	OIL	GAS
GROSS WELLS	1.0	0.0
GROSS ULT., MB & MMF	11.361	0.000
GROSS CUM., MB & MMF	10.258	0.000
GROSS RES., MB & MMF	1.103	0.000
NET RES., MB & MMF	0.091	0.000
NET REVENUE, M$	8.311	0.000
INITIAL PRICE, $	91.770	0.000
INITIAL N.I., PCT.	8.210	0.000

LIFE, YRS.	0.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	11.200

P.W. %	P.W., M$
5.00	1.067
8.00	1.063
9.00	1.062
10.00	1.061
12.00	1.059
15.00	1.055
20.00	1.050
30.00	1.040
50.00	1.023
100.00	0.990

PRESSLER

FONDREN RANCH (WILCOX 8600)
MILLER A
Colorado , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

BAYOU CITY EXPLORATION, INC.
RESERVES AND ECONOMICS

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	0.000	45.213	0.000	0.292	0.000	5.368	0.000	1.567	1.567
12-2013	0.000	16.121	0.000	0.104	0.000	5.368	0.000	0.559	0.559
12-2014	0.000	1.730	0.000	0.011	0.000	5.368	0.000	0.060	0.060
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.000	63.064	0.000	0.407	0.000	5.368	0.000	2.186	2.186
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	63.064	0.000	0.407	0.000	5.368	0.000	2.186	2.186

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.029	0.118	0.302	0.000	0.000	0.000	1.119	1.119	1.080
12-2013	0.010	0.042	0.302	0.000	0.000	0.000	0.204	1.323	1.260
12-2014	0.001	0.004	0.050	0.000	0.000	0.000	0.004	1.327	1.263
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.040	0.164	0.655	0.000	0.000	0.000	1.327	1.327	1.263
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	1.327	1.263
TOTAL	0.040	0.164	0.655	0.000	0.000	0.000	1.327	1.327	1.263

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	0.000	98.735
GROSS CUM., MB & MMF	0.000	35.671
GROSS RES., MB & MMF	0.000	63.064
NET RES., MB & MMF	0.000	0.407
NET REVENUE, M$	0.000	2.186
INITIAL PRICE, $	0.000	5.368
INITIAL N.I., PCT.	0.000	0.646

LIFE, YRS.	2.17
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.900

P.W. %	P.W., M$
5.00	1.294
8.00	1.275
9.00	1.269
10.00	1.263
12.00	1.252
15.00	1.236
20.00	1.210
30.00	1.165
50.00	1.091
100.00	0.965

PRESSLER

ROCHE (5800)
ROOKE , 2
Refugio , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

BAYOU CITY EXPLORATION, INC.
RESERVES AND ECONOMICS

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	2.535	0.000	0.176	0.000	91.890	0.000	16.154	0.000	16.154
12-2013	0.502	0.000	0.035	0.000	91.890	0.000	3.201	0.000	3.201
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	3.037	0.000	0.211	0.000	91.890	0.000	19.354	0.000	19.354
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	3.037	0.000	0.211	0.000	91.890	0.000	19.354	0.000	19.354

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.308	0.743	7.752	0.000	0.000	0.000	7.350	7.350	7.095
12-2013	0.061	0.147	2.584	0.000	0.000	0.000	0.408	7.758	7.462
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.369	0.890	10.336	0.000	0.000	0.000	7.758	7.758	7.462
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	7.758	7.462
TOTAL	0.369	0.890	10.336	0.000	0.000	0.000	7.758	7.758	7.462

	OIL	GAS
GROSS WELLS	1.0	0.0
GROSS ULT., MB & MMF	13.824	0.000
GROSS CUM., MB & MMF	10.787	0.000
GROSS RES., MB & MMF	3.037	0.000
NET RES., MB & MMF	0.211	0.000
NET REVENUE, M$	19.354	0.000
INITIAL PRICE, $	91.890	0.000
INITIAL N.I., PCT.	6.935	0.000

LIFE, YRS.	1.33
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	9.500

P.W. %	P.W., M$
5.00	7.605
8.00	7.518
9.00	7.490
10.00	7.462
12.00	7.408
15.00	7.330
20.00	7.207
30.00	6.984
50.00	6.612
100.00	5.954

PRESSLER

WOODSBORO, WEST (6900)
ROOKE B , 1
Refugio , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

BAYOU CITY EXPLORATION, INC.
RESERVES AND ECONOMICS

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	1.869	86.116	0.130	5.972	92.000	4.168	11.927	24.892	36.819
12-2013	0.097	8.314	0.007	0.577	92.000	4.168	0.618	2.403	3.021
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	1.966	94.431	0.136	6.549	92.000	4.168	12.544	27.295	39.839
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	1.966	94.431	0.136	6.549	92.000	4.168	12.544	27.295	39.839

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.688	2.416	9.120	0.000	0.000	0.000	24.595	24.595	23.863
12-2013	0.056	0.209	2.280	0.000	0.000	0.000	0.476	25.071	24.293
12-2014									
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.744	2.624	11.400	0.000	0.000	0.000	25.071	25.071	24.293
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	25.071	24.293
TOTAL	0.744	2.624	11.400	0.000	0.000	0.000	25.071	25.071	24.293

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	8.773	274.952
GROSS CUM., MB & MMF	6.807	180.521
GROSS RES., MB & MMF	1.966	94.431
NET RES., MB & MMF	0.136	6.549
NET REVENUE, M$	12.544	27.295
INITIAL PRICE, $	92.000	4.168
INITIAL N.I., PCT.	6.935	6.935

LIFE, YRS.	1.25
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	9.500

P.W. %	P.W., M$
5.00	24.668
8.00	24.439
9.00	24.365
10.00	24.293
12.00	24.150
15.00	23.943
20.00	23.616
30.00	23.020
50.00	22.016
100.00	20.205

PRESSLER PETROLEUM CONSULTANTS

FONDREN RANCH (WILCOX 8600)
WELLS , 2
Colorado , TX
1PDP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	0.777	49.835	0.002	0.098	96.190	5.368	0.147	0.527	0.674
12-2013	0.466	29.950	0.001	0.059	96.190	5.368	0.088	0.317	0.405
12-2014	0.029	1.876	0.000	0.004	96.190	5.368	0.006	0.020	0.025
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	1.272	81.661	0.003	0.161	96.190	5.368	0.241	0.863	1.104
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	1.272	81.661	0.003	0.161	96.190	5.368	0.241	0.863	1.104

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.013	0.046	0.269	0.000	0.000	0.000	0.346	0.346	0.332
12-2013	0.008	0.028	0.269	0.000	0.000	0.000	0.100	0.446	0.420
12-2014	0.000	0.002	0.022	0.000	0.000	0.000	0.001	0.446	0.421
12-2015									
12-2016									
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.021	0.076	0.561	0.000	0.000	0.000	0.446	0.446	0.421
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.446	0.421
TOTAL	0.021	0.076	0.561	0.000	0.000	0.000	0.446	0.446	0.421

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	0.0	1.0	LIFE, YRS.	2.08	5.00	0.433
GROSS ULT., MB & MMF	1.372	90.267	DISCOUNT %	10.00	8.00	0.425
GROSS CUM., MB & MMF	0.100	8.606	UNDISCOUNTED PAYOUT, YRS.	0.00	9.00	0.423
GROSS RES., MB & MMF	1.272	81.661	DISCOUNTED PAYOUT, YRS.	0.00	10.00	0.421
NET RES., MB & MMF	0.003	0.161	UNDISCOUNTED NET/INVEST.	0.00	12.00	0.416
NET REVENUE, M$	0.241	0.863	DISCOUNTED NET/INVEST.	0.00	15.00	0.409
INITIAL PRICE, $	96.190	5.368	RATE-OF-RETURN, PCT.	100.00	20.00	0.399
INITIAL N.I., PCT.	0.197	0.197	INITIAL W.I., PCT.	0.263	30.00	0.381
					50.00	0.351
					100.00	0.302

PRESSLER

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL PDP RESERVES

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	10.907	249.602	0.479	7.567	91.911	4.255	44.018	32.200	76.218
12-2013	4.192	100.172	0.098	1.546	91.938	4.378	8.965	6.767	15.732
12-2014	1.929	31.046	0.034	0.498	91.897	4.359	3.080	2.170	5.250
12-2015	1.158	16.445	0.020	0.289	91.890	4.328	1.873	1.253	3.126
12-2016	0.561	7.843	0.010	0.138	91.890	4.328	0.908	0.598	1.506
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	18.748	405.109	0.640	10.038	91.913	4.282	58.843	42.989	101.832
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	18.748	405.109	0.640	10.038	91.913	4.282	58.843	42.989	101.832

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	1.429	4.760	25.824	0.000	0.000	0.000	44.205	44.205	42.703
12-2013	0.292	1.139	7.130	0.000	0.000	0.000	7.172	51.376	48.981
12-2014	0.096	0.439	1.677	0.000	0.000	0.000	3.038	54.414	51.390
12-2015	0.057	0.263	1.551	0.000	0.000	0.000	1.255	55.669	52.297
12-2016	0.028	0.127	1.141	0.000	0.000	0.000	0.210	55.879	52.437
12-2017									
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	1.902	6.728	37.323	0.000	0.000	0.000	55.879	55.879	52.437
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	55.879	52.437
TOTAL	1.902	6.728	37.323	0.000	0.000	0.000	55.879	55.879	52.437

	OIL	GAS
GROSS WELLS	3.0	4.0
GROSS ULT., MB & MMF	47.705	855.122
GROSS CUM., MB & MMF	28.957	450.013
GROSS RES., MB & MMF	18.748	405.109
NET RES., MB & MMF	0.640	10.038
NET REVENUE, M$	58.843	42.989
INITIAL PRICE, $	92.114	4.621
INITIAL N.I., PCT.	6.798	3.815

LIFE, YRS.	4.75
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	5.681

P.W. %	P.W., M$
5.00	54.055
8.00	53.062
9.00	52.746
10.00	52.437
12.00	51.839
15.00	50.989
20.00	49.684
30.00	47.424
50.00	43.908
100.00	38.331

PRESSLER

LITTLE CHENIERE
MERMENTAU MIN & LAND CO 13 ,
Cameron , LA
2PDNP

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

BAYOU CITY EXPLORATION, INC.
RESERVES AND ECONOMICS

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	0.000	342.974	0.000	1.235	0.000	4.328	0.000	5.344	5.344
12-2013	0.000	205.785	0.000	0.741	0.000	4.328	0.000	3.206	3.206
12-2014	0.000	123.471	0.000	0.444	0.000	4.328	0.000	1.924	1.924
12-2015	0.000	74.082	0.000	0.267	0.000	4.328	0.000	1.154	1.154
12-2016	0.000	44.449	0.000	0.160	0.000	4.328	0.000	0.693	0.693
12-2017	0.000	24.930	0.000	0.090	0.000	4.328	0.000	0.388	0.388
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.000	815.691	0.000	2.936	0.000	4.328	0.000	12.709	12.709
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	815.691	0.000	2.936	0.000	4.328	0.000	12.709	12.709

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.104	0.123	0.643	0.000	0.000	0.000	4.473	4.473	4.285
12-2013	0.063	0.074	0.506	0.000	0.000	0.000	2.564	7.037	6.518
12-2014	0.038	0.044	0.423	0.000	0.000	0.000	1.418	8.455	7.641
12-2015	0.023	0.027	0.374	0.000	0.000	0.000	0.731	9.186	8.168
12-2016	0.014	0.016	0.344	0.000	0.000	0.000	0.319	9.505	8.377
12-2017	0.009	0.009	0.300	0.000	0.000	0.000	0.072	9.576	8.421
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.248	0.294	2.591	0.000	0.000	0.000	9.576	9.576	8.421
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	9.576	8.421
TOTAL	0.248	0.294	2.591	0.000	0.000	0.000	9.576	9.576	8.421

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	0.000	815.691
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	0.000	815.691
NET RES., MB & MMF	0.000	2.936
NET REVENUE, M$	0.000	12.709
INITIAL PRICE, $	0.000	4.328
INITIAL N.I., PCT.	0.000	0.360

LIFE, YRS.	5.92
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.500

P.W. %	P.W., M$
5.00	8.953
8.00	8.624
9.00	8.521
10.00	8.421
12.00	8.229
15.00	7.961
20.00	7.562
30.00	6.900
50.00	5.949
100.00	4.631

PRESSLER

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL PDNP (BP) RESERVES

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	0.000	342.974	0.000	1.235	0.000	4.328	0.000	5.344	5.344
12-2013	0.000	205.785	0.000	0.741	0.000	4.328	0.000	3.206	3.206
12-2014	0.000	123.471	0.000	0.444	0.000	4.328	0.000	1.924	1.924
12-2015	0.000	74.082	0.000	0.267	0.000	4.328	0.000	1.154	1.154
12-2016	0.000	44.449	0.000	0.160	0.000	4.328	0.000	0.693	0.693
12-2017	0.000	24.930	0.000	0.090	0.000	4.328	0.000	0.388	0.388
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.000	815.691	0.000	2.936	0.000	4.328	0.000	12.709	12.709
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	0.000	815.691	0.000	2.936	0.000	4.328	0.000	12.709	12.709

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	0.104	0.123	0.643	0.000	0.000	0.000	4.473	4.473	4.285
12-2013	0.063	0.074	0.506	0.000	0.000	0.000	2.564	7.037	6.519
12-2014	0.038	0.044	0.423	0.000	0.000	0.000	1.418	8.455	7.641
12-2015	0.023	0.027	0.374	0.000	0.000	0.000	0.731	9.186	8.168
12-2016	0.014	0.016	0.344	0.000	0.000	0.000	0.319	9.505	8.377
12-2017	0.008	0.009	0.300	0.000	0.000	0.000	0.072	9.576	8.421
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	0.248	0.294	2.591	0.000	0.000	0.000	9.576	9.576	8.421
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	9.576	8.421
TOTAL	0.248	0.294	2.591	0.000	0.000	0.000	9.576	9.576	8.421

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	0.000	815.691
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	0.000	815.691
NET RES., MB & MMF	0.000	2.936
NET REVENUE, M$	0.000	12.709
INITIAL PRICE, $	0.000	4.328
INITIAL N.I., PCT.	0.000	0.360

LIFE, YRS.	5.92
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	0.500

P.W. %	P.W., M$
5.00	8.953
8.00	8.624
9.00	8.521
10.00	8.421
12.00	8.229
15.00	7.961
20.00	7.562
30.00	6.900
50.00	5.949
100.00	4.631

PRESSLER PETROLEUM CONSULTANTS

BAYOU CITY EXPLORATION, INC.
SOUTH TEXAS PROJECT
TOTAL ALL RESERVES

DATE : 03/21/2012
TIME : 16:51:42
DBS : TEXAMER
SETTINGS : TARH
SCENARIO : BR2010

B A Y O U C I T Y E X P L O R A T I O N, I N C.
R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2012	10.907	592.577	0.479	8.802	91.911	4.266	44.018	37.544	81.562
12-2013	4.192	305.957	0.098	2.287	91.938	4.362	8.965	9.973	18.938
12-2014	1.929	154.517	0.034	0.942	91.897	4.344	3.080	4.094	7.174
12-2015	1.158	90.527	0.020	0.556	91.890	4.328	1.873	2.407	4.280
12-2016	0.561	52.292	0.010	0.298	91.890	4.328	0.908	1.290	2.198
12-2017	0.000	24.930	0.000	0.090	0.000	4.328	0.000	0.388	0.388
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	18.748	1220.800	0.640	12.975	91.913	4.293	58.843	55.698	114.541
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	18.748	1220.800	0.640	12.975	91.913	4.293	58.843	55.698	114.541

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2012	1.534	4.884	26.467	0.000	0.000	0.000	48.678	48.678	46.988
12-2013	0.355	1.213	7.636	0.000	0.000	0.000	9.735	58.413	55.499
12-2014	0.134	0.483	2.101	0.000	0.000	0.000	4.456	62.869	59.031
12-2015	0.080	0.290	1.925	0.000	0.000	0.000	1.986	64.855	60.465
12-2016	0.041	0.143	1.485	0.000	0.000	0.000	0.528	65.383	60.814
12-2017	0.008	0.009	0.300	0.000	0.000	0.000	0.072	65.455	60.857
12-2018									
12-2019									
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
12-2025									
12-2026									
S TOT	2.150	7.021	39.914	0.000	0.000	0.000	65.455	65.455	60.857
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	65.455	60.857
TOTAL	2.150	7.021	39.914	0.000	0.000	0.000	65.455	65.455	60.857

	OIL	GAS
GROSS WELLS	3.0	5.0
GROSS ULT., MB & MMF	47.705	1670.813
GROSS CUM., MB & MMF	28.957	450.013
GROSS RES., MB & MMF	18.748	1220.800
NET RES., MB & MMF	0.640	12.975
NET REVENUE, M$	58.843	55.698
INITIAL PRICE, $	92.114	4.476
INITIAL N.I., PCT.	6.798	3.815

LIFE, YRS.	5.92
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	3.995

P.W. %	P.W., M$
5.00	63.008
8.00	61.686
9.00	61.267
10.00	60.857
12.00	60.068
15.00	58.950
20.00	57.246
30.00	54.324
50.00	49.857
100.00	42.962

PRESSLER